DEBENTURE AGREEMENT

WITH

CONVERSION PRIVILEGES

DUE :  _________, 20__

CORAL SPRINGS, FL 33071

Date ________, 20___

After date and for value received, Clean Coal Technologies, Inc. ("CCTI") promises to pay to the order of  ______________ whose address is __________________,  ________________

the sum of  $__________________ pursuant to the terms hereinafter set forth:

1.

SECURITIES  PURCHASED.    The  Holder  hereof   has  purchased  as  an  investment

a  $__________________________  convertible  debenture.   The  debenture  may  be  converted

to shares of the common stock of CCTI as further described in the Debenture Agreement.

2.

PUBLIC   COMPANY.     Holder   understands   that   CCTI   is   presently   a   publicly

traded Pink Sheet company.

3.

SENIOR  DEBT.

The  debenture  shall  have  a  preference  in  liquidation  to  all obligations except bank debt or secured leases.  Upon a liquidation, dissolution, bankruptcy or  reorganization,  or  similar  transaction  by  the  company,  the  holders  of  the  "senior  debt"

would be paid in full before payment would be made on the debentures.

4.

SECURITY.   The convertible debenture is not secured by any assets of CCTI.

5.

CONVERSION.     The  convertible  debenture  holder  may  convert  the  debenture into  Common  Stock  of  the  corporation  by  exercising  his  right  to  conversion  after  Twelve

(12)  months  from  the  date  of  this  debenture  or  extend  the  debenture  for  another  6  months

at holders option   The effective issue date of the stock will be the date of this debenture.

Should  the  Holder  elect  to  exercise  his  right  to  conversion,  the  Corporation  shall  pay  any

accrued  interest  on  said  debenture  and  issue  it’s  Common  Stock  at  a  price  of   ____(___)

percent  of  ask  price  at  the  date  of  conversion  in  the  amount  of  shares  necessary  to  satisfy the debenture.

When  the  debenture  expires  the  debenture  Holder  may  elect  to  take  cash  only,  cash  and

stock,  or  all  stock.   The  debenture  Holder  will  advise  the  Corporation  ten  (10)  days  prior,

to the due date of the debenture as to the payment method desired.

6.

INTEREST.     This  debenture  shall  be  subject  to  an  annual  interest  rate  of  ___%

per  annum  payable  at  the  due  date  of  the  debenture.   CCTI  will  not  be  obligated  to  make

interest  only  payments.   The  Debenture  is  due  in  full  including  all  principal  and  accrued

interest  on  or  before  _____________.    Any  payments  of  principal  and  interest  not  paid

when due shall bear interest at a default rate of ___% per annum until paid.

7.

CONVERSION   RIGHTS.

In  addition  to  the  Conversion  Rights  discussed  in

paragraph 4 above, the holder shall have the following rights:

a)

Should  the  Holder  elect  to  exercise  his  right  to  conversion,  the  corporation shall  pay  in  cash  upon  delivery  of  the  Stock  Certificate  any  accrued  interest  on  said debenture  less  any  value  of  a  dividend  which  has  been  declared  but  not  paid  on  the  date  of the election to convert.

b)

Should   CCTI   at   any   time   during  the  conversion  period  have  a  capital

reorganization, merger, consolidation, stock swap or sell substantially all of its assets to any person or corporation, then as part of such merger, consolidation or sale, provision shall be made  for  the  Conversion  Rights  to  be  adjusted  in  such  a  manner  as  to  provide  for  the protection  of  said  rights  so  as  to  permit  the  conversion  in  as  nearly  equivalent  a  manner  as

set  forth  herein  as  is  possible.   CCTI  shall  reserve  for  issuance  upon  conversion  sufficient,

equivalent   recapitalized   equity   to   meet   its   obligations   hereunder   during   the   entire

conversion period.

c)

Upon  presentation  to  CCTI  at  the  notice  address  of  (1)  a  letter  requesting conversion,  (2)  the  Conversion  Form,  which  is  Exhibit  "A"  attached  hereto  and  which provides for the cancellation of  the Debenture upon issuance of  the Common Stock, and (3)

the  original  Debenture  Agreement  all  duly  executed;  CCTI  shall  within  5  business  days issue  a  certificate  for  the  appropriate  number  of  shares  and  send  said  certificate  to  the holder  postage  prepaid,  registered  mail,  return  receipt  or  any  other  manner  agreed  to  by the holder and CCTI.

d)

All  shares  of  Common  Stock  or  other  securities  delivered  upon  the  exercise of the rights of conversion shall be validly issued, fully paid and non-assessable.

e)

Irrespective   of   the   date   of   issuance   and   delivery   of   a   certificate   or

certificates  for  any  shares  of  Common  Stock  issuable  upon  the  exercise  of  conversion

rights,   each   person   (including   a   corporation)   in   whose   name   any   such   certificate   or

certificates  is  to  be  issued  will  for  all  purposes  be  deemed  to  have  become  the  holder  of record  of  the  Common  Stock,  the  securities,  and/or  property  represented  thereby  on  the date  on  which  a  duly  executed  notice  of  exercise  of  conversion  rights  and  the  canceled underlying Debenture is delivered to the Company.

f)

The  Holder  is  not,  by  virtue  of  ownership  of  the  convertible  debenture,

entitled to any rights whatsoever of a stockholder of the Company.

8.

RESTRICTED  SECURITIES  /  RESTRICTION  ON  ASSIGNMENTS.   The

undersigned  Holder  acknowledges  that  he  understands  that  the  securities  represented  by this  Convertible  Debenture  have  not  been  registered  pursuant  to  the  Securities  Act  of  1933 or  pursuant  to  the  laws  of  the  State  of  Florida  or  any  other  state  and  that  the  company  is

relying  on  exemptions  from  registration  of  these  securities.   Each  Debenture,  and  common

share which may be issued as a result  of  the conversion of  the debenture shall be imprinted with a restrictive legend as follows:

"This   Debenture   (Common   Stock)   and   the   rights   hereunder   have   not   been

registered   or   qualified  under  federal   or  state  securities  laws.     This  Debenture

(Common  Stock)  may  not  be  assigned  unless  so  registered  or  qualified  or  unless  an exemption  exists,  the  availability  of  which  is  to  be  established  by  issuer©s  counsel  at the  holder©s  expense;  provided,  however,  if  the  proposed  assignment  is  made  to  a person  or  entity  outside  of  the  United  States  or  Canada,  and  not  for  the  benefit  of or  to  any  U.S.  or  Canadian  person,  the  establishment  by  issuer©s  counsel  of  the availability  of  an  exemption  from  registration  shall  not  be  necessary  for  the  holder to  make  such  assignment  in  the  absence  of  a  change  of  Law  or  Regulation  which

would  then  require  proof  of  exemption  or  registration  of  such  transaction.    The

assignee  under  any  such  assignment  shall  be  likewise  subject  to  the  terms  of  this restriction upon any proposed assignment or transfer".

This  undersigned  Holder  hereof  further  acknowledges  that  he  is  purchasing  this  debenture as an investment and not with an intent to resell.

9.

NOTICES.   All  notices  and  communications  to  any  party  to  this  debenture  shall  be

in  writing  and  sent  to  Clean  Coal  Technologies,  Inc.,  Attn:      ____________,  Presidenet  &

CEO,  at  12518  W.  Atlantic  Blvd.,  Coral  Springs,  FL  33071,  and  to  the  Holder  at  the

address  set  forth  below  the  Holder©s  signature  or  at  such  other  place  as  may  be  designated

in  writing  by  either  party  hereto.    All  notices  to  overseas  addresses  shall  be  by  telex  or

FedEx overnight with confirmation of receipt required.

10.

GENERAL.

a)

This  debenture  is  being  delivered  and  is  intended  to  be  performed  in  the

State  of  Florida  and  shall  be  construed  and  enforced  in  accordance  with  and  governed  by

the  laws  of  Nevada.   All  of  the  terms  of  this  Agreement  shall  be  binding  upon  and  inure  to the  benefit  of  and  be  enforceable  by  the  respective  successors  and  assigns  of  the  parties hereto  whether  so  expressed  or  not,  and  in  particular  shall  inure  to  the  benefit  of  and  be

enforceable  by  any  holder  or  holders  at  the  time  of  the  debentures.    This  Agreement

embodies   the   entire   convertible   debenture   agreement   and   understanding   between   the

undersigned    Holder    and    the    company    and    supersedes    all    prior    agreements    and

understandings relating to the subject matter hereof.

b)

CCTI  may  not  consolidate  or  merge,  or  transfer or lease all  or substantially all  of  its  assets  to  another  corporation  unless  the  other  entity  assumes  in  writing  all  of  the obligations of the Company under the debentures, and that in the case of a transfer or lease of  assets,  although  the  successor  assumes  the  obligations  in  writing,  the  Company  shall  not be released from its obligations to pay principal or interest on the debentures.

c)

Should the holder lose the Debenture or should it be stolen or destroyed, the

Company  will  issue  a  replacement  upon  receipt  of  such  assurances  as  may  be  reasonably requested by the Company.

d)

Interest  is  payable  on  the  Debenture  from  the  date  of  acceptance  by  CCTI which  date  shall  not  exceed  2  business  days  from  receipt  of  the  Subscription  Agreement with funds.

If  you  agree  to  the  foregoing  terms  of  the  Convertible  Debenture,  please  sign  the form  in  the  place  provided  for  the  "Holder"  and  print  or  type  your  full  name,  address,

telephone   number   and   social   security   number   and   execute   the   attached   subscription

agreement.  No debenture will be accepted without an executed subscription agreement and payment in full which shall not be refundable.

DATED  this ___ day of _____________, 20___.

ATTEST:

_________________________________

President & CEO

CCTI Debenture Agreement (9)

The foregoing debenture with attached warrant is hereby agreed to as of the date hereof.

HOLDER:

____________________________

____________________________

____________________________

SS Number:  ________________

CCTI Debenture Agreement ( 7c)

EXHIBIT  "A"

(Attached to the Convertible Debenture

dated ___________________

EXERCISE  AGREEMENT

To:

Dated: June 30, 2010

The undersigned, pursuant to the Conversion Rights set forth in the attached

Debenture hereby agrees to subscribe for and purchase ____________________ shares of the Common Stock covered by such Debenture and makes payment herewith in full therefor by assigning the attached Debenture to Clean Coal Technologies, Inc., thereby canceling said debt.

Signature: ___________________________________

___________________________________

Address:   ___________________________________

___________________________________